--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                           FIRST FRANKLIN CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

--------------------------------------------------------------------------------
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

                           FIRST FRANKLIN CORPORATION
                               4750 ASHWOOD DRIVE
                             CINCINNATI, OHIO 45241
                                 (513) 469-5352

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be Held on April 23, 2001

         Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of First Franklin Corporation (the "Company"), the holding company for The Franklin Savings and Loan Company ("Franklin"), will be held at the corporate office of the Company located at 4750 Ashwood Drive, Cincinnati, Ohio 45241 on April 23, 2001, at 3:00 p.m.

         The Meeting is for the purpose of considering and acting upon:

                  1. The reelection of two directors of the Company;

                  2. The ratification of the selection of Clark, Schaefer,
                     Hackett & Co. as the independent accountants of the Company for the current fiscal year; and

                  3. Such other matters as may properly come before the Meeting or any adjournments thereof.

         The Board of Directors is not aware of any other business to come before the Meeting. Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned.

         Stockholders of record at the close of business on March 7, 2001, are the stockholders entitled to vote at the Meeting and any adjournments thereof. A Proxy Card and a Proxy Statement for the Meeting are enclosed. Please fill in and sign the enclosed Proxy Card, which is solicited on behalf of the Board of Directors, and mail it promptly in the enclosed envelope. The Proxy Card will not be used if you submit a later-dated proxy or written revocation to the Company before the commencement of voting at the Meeting or if you attend and vote at the Meeting in person.


Cincinnati, Ohio                           By Order of the Board of Directors
March 23, 2001


                                           Thomas H. Siemers
                                           President and Chief Executive Officer

================================================================================
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
================================================================================

                           FIRST FRANKLIN CORPORATION
                               4750 ASHWOOD DRIVE
                             CINCINNATI, OHIO 45241
                                 (513) 469-5352



                                 PROXY STATEMENT



                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 23, 2001



         This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of First Franklin Corporation (the "Company") of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting"), which will be held at the corporate office of the Company located at 4750 Ashwood Drive, Cincinnati, Ohio 45241, on April 23, 2001, at 3:00 p.m., and at all adjournments of the Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about March 23, 2001.

         Stockholders who execute proxies retain the right to revoke them at any time prior to the votes being taken at the Meeting. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by the filing of a later-dated proxy or written revocation prior to a vote being taken on a particular proposal at the Meeting or by attending the Meeting and voting in person. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given therein and, in the absence of specific instructions to the contrary, will be voted:

         FOR the reelection of James E. Hoff, S.J. and Thomas H. Siemers as directors of the Company for terms expiring in 2004; and

         FOR the ratification of the selection of Clark, Schaefer, Hackett & Co. ("Clark Schaefer") as the independent accountants of the Company for the current fiscal year.

         A majority of the shares of the Company's issued and outstanding common stock (the "Common Stock"), present in person or represented by proxy at the Meeting, shall constitute a quorum for purposes of the Meeting. Abstentions and broker Non-votes (defined below) are counted for purposes of determining a quorum.

VOTE REQUIRED

         Directors shall be elected by a plurality of the shares present in person or by proxy at the Meeting and validly voted in the election of directors. Shares as to which the authority to vote is withheld and shares held by a nominee for a beneficial owner which are present in person or by proxy but are not voted with respect to the election of directors ("Non-votes") are not counted toward the election of directors. If the enclosed Proxy is signed, dated and returned by the stockholder but no vote is specified thereon, the shares held by such stockholder will be voted FOR the reelection of Fr. Hoff and Mr. Siemers.

         The affirmative vote of the holders of a majority of the shares present in person or by proxy at the Meeting is necessary to ratify the selection of Clark Schaefer as the independent accountants of the Company for the current fiscal year. The effect of an abstention or a Non-vote is the same as a vote against ratification. If the enclosed Proxy is signed and dated by the stockholder, but no vote is specified thereon, the shares held by such stockholder will be voted FOR the ratification of the selection of Clark Schaefer as independent accountants.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         Stockholders of record as of the close of business on March 7, 2001, will be entitled to one vote for each share then held. As of that date, the Company had 1,613,873 shares of Common Stock issued and outstanding.

         The following table sets forth, as of March 7, 2001, share ownership information regarding (i) those persons or entities who were known by management to own beneficially more than five percent of the outstanding shares of Common Stock; and (ii) all directors and executive officers of the Company and its most significant subsidiary, The Franklin Savings and Loan Company ("Franklin"), as a group.

                                                                       Shares Beneficially     Percent of
Name and Address of Beneficial Owner                                           Owned              Class
------------------------------------                                           -----              -----
Thomas H. Siemers(1)                                                         322,230              19.79%
  First Franklin Corporation
  4750 Ashwood Drive
  Cincinnati, Ohio 45241

Franklin Savings & Loan Company Employee Stock Ownership Plan (2)            162,433              10.06
4750 Ashwood Drive
Cincinnati, Ohio 45241

All directors and executive officers of Franklin                             565,415              34.20
  and the Company as a group (10 persons) (3)

----------------------------

(Footnotes on next page.)

(1) Mr. Siemers has sole voting power with respect to 113,416 shares which he owns directly, 14,625 shares subject to options that he holds and 44,156 shares allocated to his Employee Stock Ownership Plan ("ESOP") account. Mr. Siemers has shared voting power with respect to 31,756 shares held by Mr. Siemers' spouse and 1,000 unallocated ESOP shares for which the ESOP grants the power to vote to the ESOP administrative committee of which Mr. Siemers is a member. Mr. Siemers has sole dispositive power with respect to the 113,416 shares he owns directly and the 14,625 shares subject to options. Mr. Siemers has shared dispositive power with respect to the 31,756 shares held by his spouse and the 162,433 shares owned by the ESOP. Shares owned by the ESOP are counted only once in calculating the total number of shares held by Mr. Siemers and the directors and executive officers as a group.

(2) All shares held by the ESOP are also included as shares beneficially owned by Mr. Siemers as trustee of the ESOP.

(3) Includes shares held directly, shares allocated to executive officers' accounts in the ESOP, shares subject to options and shares held by controlled corporations or certain family members, over which shares the specified individuals or group effectively exercise sole or shared voting and investment power. Such amount also includes the shares that may be deemed to be beneficially owned by Mr. Siemers, as trustee of the ESOP of Franklin. Share information for each director of the Company is included under "Election of Directors."

The following table sets forth, as of March 7, 2001, share ownership information for each director of the Company and for each individual named in the Summary Compensation Table.

                                               Shares Beneficially           Percent of
Name and Address of Beneficial Owner (1)            Owned (2)                   Class
----------------------------------------            ---------                   -----
James E. Cross                                      33,768 (3)                   2.09%
Richard H. Finan                                    79,674 (4)                   4.93
James E. Hoff, S.J.                                     --                         --
John L. Nolting                                      3,750 (5)                    .23
Thomas H. Siemers                                  322,230 (6)                  19.79
Daniel T. Voelpel                                   52,359 (7)                   3.23

-------------------------

(1) Each of the persons listed in this table may be contacted at the address of the Company, 4750 Ashwood Drive, Cincinnati, Ohio 45241.

(2) Unless otherwise indicated by footnote, the individual has sole voting and dispositive power with respect to all shares reported as owned.

(3) Includes 2,250 shares that may be acquired upon the exercise of stock options.

(4) Includes 2,250 shares that may be acquired upon the exercise of stock options. Mr. Finan has shared voting and dispositive power over 75,000 shares.

(5) Includes 2,250 shares that may be acquired upon the exercise of stock options and 1,500 shares owned by DataTech Services, Inc. of which Mr. Nolting is President and Chief Executive Officer.

(Footnotes continued on next page.)

(6) Mr. Siemers has sole voting power with respect to 113,416 shares which he owns directly, 14,625 shares subject to options that he holds and 44,156 shares allocated to his Employee Stock Ownership Plan ("ESOP") account. Mr. Siemers has shared voting power with respect to 31,756 shares held by Mr. Siemers' spouse and 1,000 unallocated ESOP shares for which the ESOP grants the power to vote to the ESOP administrative committee of which Mr. Siemers is a member. Mr. Siemers has sole dispositive power with respect to the 113,416 shares he owns directly and the 14,625 shares subject to options. Mr. Siemers has shared dispositive power with respect to the 31,756 shares held by his spouse and the 162,433 shares owned by the ESOP. Shares owned by the ESOP are counted only once in calculating the total number of shares held by Mr. Siemers and the directors and executive officers as a group.

(7) Includes 6,750 shares that may be acquired upon the exercise of stock options and 23,271 shares allocated to Mr. Voelpel's ESOP account. Mr. Voelpel shares voting and dispositive power over 18,300 shares he jointly owns with his spouse and shares voting power over 1,050 shares owned by his son.

                              ELECTION OF DIRECTORS

         The Board of Directors is currently composed of five members. Directors are elected to serve for three-year terms or until their respective successors are elected and qualified. Approximately one-third of the Board of Directors of the Company is elected annually.

         The full Board of Directors acts as a nominating committee for the annual selection of its nominees as directors. While the nominating committee and the Board of Directors will consider nominees recommended by others, it has not actively solicited nominations or established any procedures for this purpose.

         The following table sets forth certain information regarding the composition of the Company's Board of Directors, including terms of office. The proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the Meeting for the reelection of the nominees indicated below. If any of the nominees are unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees might be unable to serve if elected. Except as disclosed herein, there are no arrangements or understandings between the nominees and any other person pursuant to which the nominees were selected.


                                               Positions held with              Year first
                                                   the Company             elected director of        Term to
Name                           Age (1)             and Franklin            the Company/Franklin        expire
----                           ---                 ------------            --------------------        ------
                                                     NOMINEES
                                                     --------

James E. Hoff, S.J.               68                 Director                   1993/1993               2004
Thomas H. Siemers                 67        President, Chief Executive          1987/1953               2004
                                               Officer and Director

                                           DIRECTORS REMAINING IN OFFICE
                                           -----------------------------

John L. Nolting                   68                 Director                   1987/1981               2002
James E. Cross                    65                 Director                   1996/1978               2003
Richard H. Finan                  66                 Director                   1987/1968               2003

-----------------------------

(1)  As of March 7, 2001.

         The business experience of each director during the last five years is as follows:

         JAMES E. HOFF, S.J., is Chancellor of Xavier University in Cincinnati, Ohio. He recently retired as President of Xavier, a position he held from 1991 until December 31, 2000. Prior to his arrival at Xavier, Fr. Hoff was President of the Creighton Foundation and Vice President of University Relations at Creighton University.

         THOMAS H. SIEMERS has been employed by Franklin since 1949, has been a director of Franklin since 1953, and has served as President and Chief Executive Officer since 1968. Mr. Siemers served as a director of the Federal Home Loan Bank of Cincinnati from 1978 to 1983, as the Chairman of the Ohio Savings and Loan League in 1981 and 1982 and on the Executive Committee of the U.S. League of Savings Institutions from 1982 to 1985.

         JOHN L. NOLTING has been the President and Chief Executive Officer of DataTech Services, Inc., a computer service company located in Cincinnati, since 1974. He also is a Vice President of N-Soft of North America, a developer of software tools for the telecommunication industry and serves as the President and Chief Executive Officer of Queen City Leasing, an automobile leasing company located in Cincinnati, and a Director and the President of DirectTeller Systems, Inc.

         JAMES E. CROSS is a partner in the Dayton, Ohio law firm of Allbery Cross Fogarty and has practiced with that firm since 1985. He was a member of the Board of Directors of Central Savings in Dayton, Ohio when it merged with Franklin in 1978, and has served as a director of Franklin since then.

         RICHARD H. FINAN is the President of the Ohio State Senate. He has been a member of the Ohio legislature since 1973 and has had a legal practice since 1959. Mr. Finan also serves as legal counsel for Madison Service Corporation, Franklin's wholly-owned subsidiary, and DirectTeller Systems, Inc., a joint venture between the Company and DataTech Services, Inc. Mr. Finan is also a director of Summit Mutual Funds, Inc., a company that has a class of securities registered under Section 12 of the Securities Exchange Act of 1934 (the "Exchange Act").

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

         Regular meetings of the Company's Board of Directors are held quarterly. During the year ended December 31, 2000, the Company's Board of Directors held a total of five regular and special meetings. All incumbent directors of the Company attended at least 75% of the total meetings of the Company's Board of Directors and meetings held by all committees of the Company's Board of Directors on which such director served during this period.

         The Company has an Audit Committee, which is composed of the four outside directors. The Audit Committee met once during 2000. For a description of the duties of the Audit Committee, see "AUDIT COMMITTEE REPORT." The Company has no standing compensation or nominating committees.

         The full Board of Directors acts as the nominating committee for the annual selection of its nominees for the election of directors. During 2000, the Board of Directors met once acting as a nominating committee.

         The Board of Directors of Franklin, the principal subsidiary of the Company, consists of the five directors of the Company, Donald E. Newberry, Sr., and Mary W. Sullivan. Regular meetings of Franklin's Board of Directors are generally held on a monthly basis. Franklin's Board of Directors held a total of eighteen regular and special meetings during 2000. All directors attended at least 75% of the total meetings of Franklin's Board of Directors and meetings held by all committees of Franklin's Board of Directors on which such director served, except Mr. Nolting and Fr. Hoff. The Board of Directors of Franklin has standing Executive and Compensation Committees.

         The Executive Committee consists of the President and three other members of Franklin's Board of Directors. Each board member, other than the President, serves for a total of six months during the year on a rotating basis. This committee met on a weekly basis during 2000 and will meet as necessary, normally once between regular board meetings, during 2001. The committee exercises the power of Franklin's Board of Directors and all of its actions are reviewed and ratified by Franklin's full Board of Directors. This committee met 40 times during 2000.

         Franklin's Compensation Committee reviews and makes recommendations to Franklin's Board of Directors with respect to executive compensation and other benefit programs. The Compensation Committee is comprised of Messrs. Siemers, Finan and Nolting. This committee held one meeting during 2000.

COMPENSATION OF THE BOARD OF DIRECTORS

         During 2000, director's fees paid by the Company and Franklin were $1,250 for each meeting of the Board of Directors of the Company and Franklin held during the year. Fees paid to a director by Franklin do not exceed $16,250 per year. Mr. Siemers does not receive director's fees from Franklin. No fees are currently paid by the Company or Franklin for committee membership.

EXECUTIVE OFFICERS

         The following information as to the business experience during the past five years is supplied with respect to executive officers of the Company and Franklin who do not serve on the Company's Board of Directors. Each officer is elected annually to serve until his or her successor shall have been elected and qualified, or until he or she shall resign or be removed by the Board of Directors. There are no arrangements or understandings between the persons named and any other person pursuant to which such officers were selected.

         DAVID E. HAERR, age 68, joined Franklin in May 1998 as Vice President and Chief Lending Officer. Prior to joining Franklin, Mr. Haerr served as Senior Vice President of lending at Merchants Bank and Trust Company in West Harrison, Indiana. Mr. Haerr has also held lending positions at Fifth Third Bank and Provident Bank in Cincinnati.

         GRETCHEN J. SCHMIDT, age 44, has been the Corporate Secretary/Treasurer of the Company since 1988. She also serves as Vice President of Operations and Secretary of Franklin. Ms. Schmidt held a variety of part-time positions with Franklin between 1971 and 1978, and full-time positions since 1978. Currently, she is responsible for branch operations and general corporate administration. Ms. Schmidt is the daughter of President Siemers.

         DANIEL T. VOELPEL, age 52, has been Vice President/Chief Financial Officer of the Company since 1988. He also serves as Vice President/Chief Financial Officer of Franklin and Treasurer of DirectTeller Systems, Inc., and Franklin's subsidiary, Madison Service Corporation. He has been with Franklin since 1983.

EXECUTIVE COMPENSATION

         The Company currently does not pay any compensation to its executive officers. The following table shows the compensation paid or granted by Franklin and its subsidiaries for services rendered during the periods indicated to each executive officer whose annual compensation exceeded $100,000 during the fiscal year.

                           Summary Compensation Table

                                        -------------------------------------------------------
                                          Annual Compensation        Long Term Compensation
                                                                             Awards
---------------------------------------------------------------------------------------------------------------------------
Name and Principal Position      Year           Salary ($)            Securities Underlying      All Other Compensation
                                                                       Options/SARs (#)(1)               (2)(3)
---------------------------------------------------------------------------------------------------------------------------
THOMAS H. SIEMERS  President,    2000             $222,945                    9,750                      $28,842
Chief Executive Officer and      1999              221,392                    4,875                       27,390
Director of the Company and      1998              222,683                    4,875                       30,000
Franklin

DANIEL T. VOELPEL                2000             $116,487                    4,500                      $20,632
Vice President and Chief         1999              115,755                    2,250                       19,986
Financial Officer of the         1998              112,325                    2,250                       22,374
Company and Franklin

--------------------

(1) Represents the number of shares of Common Stock underlying options granted to Messrs. Siemers and Voelpel pursuant to the First Franklin Corporation 1997 Stock Option and Incentive Plan. During 2000, the Company failed to achieve its 2000 performance goals and the options granted in 1999 were reduced by 50%.

(2) For Mr. Siemers, consists of contributions to the Company's defined contribution plan in the amounts of $17,000, $16,000 and $15,408 for 2000, 1999 and 1998, respectively, and the $11,842, $11,390 and $14,592 value of the allocations to his ESOP account for 2000, 1999 and 1998, respectively.

(3) For Mr. Voelpel, consists of contributions to the Company's defined contribution plan in the amounts of $12,161, $11,675 and $11,702, for 2000, 1999 and 1998, respectively, and the $8,471, $8,311 and $10,672 value of the allocations to his ESOP account for 2000, 1999 and 1998, respectively.

STOCK OPTIONS

         The following table sets forth information regarding all grants of options to purchase common shares of the Company made to individuals named in the Summary Compensation Table during 2000:

                                                                     Individual Grants
                      ---------------------------------------------------------------------------------------------------
                                                         % of Total Options/
                      Number of Securities Underlying      SARs Granted to             Exercise or            Expiration
Name                    Options/SARs Granted (#)(1)    Employees in Fiscal Year     Base Price ($/share)         Date
----                    ---------------------------    ------------------------     --------------------         ----
Thomas H. Siemers                 9,750                          15.71%                   $8.53                03/01/06
Daniel T. Voelpel                 4,500                           7.25                    $7.75                03/01/11


----------------------------

(1) Each option was granted on December 22, 2000, and is first exercisable with respect to one-third of the shares subject to the option on each of January 20, 2002, 2003 and 2004, provided that both the option recipient and the Company achieve specified performance goals in 2001. If the recipient achieves his 2001 performance goals and the Company fails to achieve its 2001 performance goals, the recipient may exercise only 50% of his allocated options. If the recipient fails to achieve his 2001 performance goals, no options will be exercisable. The options are intended to qualify as incentive stock options.

         The following table sets forth information regarding the number and value of unexercised options held by the individuals named in the Summary Compensation Table at December 31, 2000:


                                 Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Values
                        -------------------------------------------------------------------------------------------------------
                                                                                                  Value of Unexercised In-the-
                           Shares                         Number of Securities Underlying              Money Options/SARs at
                         Acquired on        Value       Unexercised Options/SARs at 12/31/00             12/31/00 ($)(1)
Name                     Exercise (#)      Realized          Exercisable/Unexercisable              Exercisable/Unexercisable
----                     ------------      --------          -------------------------              -------------------------
Thomas H. Siemers            -0-             N/A                   8,125/21,125                                $0/$0
Daniel T. Voelpel            -0-             N/A                   3,750/9,750                               $0/$1,688

----------------------------

(1) An option is "in-the-money" if the fair market value of the underlying stock exceeds the exercise price of the option. The figure represents the value of such options, determined by multiplying the number of shares subject to unexercised options by the difference between the exercise price and the fair market value of a share of the Company's stock on December 31, 2000, of $8.125 per share.

EMPLOYMENT CONTRACT

         On October 23, 2000, the Board of Directors of Franklin approved a three-year employment agreement with Mr. Siemers. The agreement provides for a salary and performance review by the Board of Directors not less often than annually. After such a review and prior to the expiration of each year of the agreement, the Board of Directors may extend the agreement for periods of one year each. The agreement provides for inclusion of Mr. Siemers in any formally established employee benefit, bonus, pension and profit-sharing plans for which senior management personnel are eligible and for vacation and sick leave.

         The agreement is terminable by Franklin at any time. In the event of termination by Franklin for "just cause," as defined in the agreement, Mr. Siemers will have no right to receive any compensation or other benefits for any period following such termination. In the event of a termination other than for "just cause" and not in connection with a "change of control", as defined in the agreement, Mr. Siemers will be entitled to payment of an amount equal to the his annual salary for 36 months plus benefits. The agreement further provides that in the event of a termination without just cause in connection with or within one year of a "change of control," Mr. Siemers will be entitled to payment of an amount equal to three times his annual salary. The amount which would be payable to Mr. Siemers in the event of a "change of control," based upon his salary as of December 31, 2000, is $668,835.

TRANSACTIONS WITH MANAGEMENT AND INDEBTEDNESS OF MANAGEMENT

         Franklin, like many financial institutions, has followed a policy of granting to its officers, directors and employees loans for the financing and improvement of their personal residences and consumer loans for other purposes. Except as set forth below, such loans are made in the ordinary course of business and are made on substantially the same terms and collateral as those of comparable transactions prevailing at the time and do not involve more than the normal risk of collectibility or present other unfavorable features. Currently, for loans to the employees, directors and officers of the Company or Franklin and their family members, interest rates are generally set at 1% over Franklin's cost of funds, subject to adjustment to market rates in the event that employment is terminated. If the employment relationship is terminated, the rate will revert to the contract rate and the modification will be canceled. Loan fees on mortgage loans are generally waived except to the extent of direct loan origination expenses incurred by Franklin. Other loans are reviewed on an individual basis and any preferential treatment given is based on the employee's length of service, work performance and past credit history.

         Set forth below is certain information at December 31, 2000, as to all loans made by Franklin to each of its or the Company's current directors or executive officers which were granted at less than market rates and which for any one individual resulted in an aggregate indebtedness to Franklin exceeding $60,000 at any time since January 1, 1999:

                                                          Largest amount    Balance as of                    Market interest rate
                                          Nature of      outstanding since   December 31,   Current interest    at the time of
      Name             Date of loan     indebtedness      January 1, 1999         2000            rate           origination
      ----             ------------     ------------      ---------------         ----            ----           -----------
Richard H. Finan         06/15/84     First mortgage -      $   68,948        $   58,302          6.625%             10.50%
                                      personal residence

John L. Nolting          04/15/98     First mortgage -         124,044           113,959          6.00               7.375
                                      personal residence

                         09/26/96     Consumer loan              8,449                 -          7.50                9.50

                         12/11/98     Consumer loan              4,700                 -          8.00               10.00

                         02/12/99     Consumer loan             18,000            10,354          7.25                9.25

                         07/19/99     Consumer loan             13,500             7,760          6.75                7.75

Gretchen J. Schmidt      09/01/98     First mortgage -         233,834           226,064          6.00                7.25
                                      personal residence

                         02/07/97     Consumer loan             13,075                 -          7.00                9.00

                         08/12/98     Consumer loan              2,805               800          6.75                7.75

                         02/13/98     Consumer loans             5,845                 -          8.50               10.50

                         06/09/99     Consumer loan             23,000            16,352          7.00                9.00

                         06/01/00     Consumer Loan             13,500            12,018          7.25                9.25


         The Company owns a 51% interest in DirectTeller Systems, Inc. ("DirectTeller"), an Ohio corporation that markets computer software developed by DataTech Services, Inc. ("DataTech"), which owns a 49% interest in DirectTeller, to financial institutions. Director Nolting is the President and Chief Executive Officer of DataTech. When this venture was approved by the Board of Directors of the Company in 1989, Director Nolting abstained from voting on the matter. The Company initially contributed $50,000 and DataTech contributed the software it developed to the initial capitalization of DirectTeller. The Company is responsible for maintaining the financial records of DirectTeller and DataTech is obligated to manage the day to day operations of DirectTeller, including software maintenance and marketing. DataTech does not receive a management fee for performing these services. The Company's investment in Direct Teller was $50,000 at December 31, 2000.

         Director Finan is an attorney at law who from time to time provides legal services to Madison Service Corporation and DirectTeller. During the year ended December 31, 2000, fees paid by the subsidiaries of Franklin and the Company did not exceed five percent of Mr. Finan's gross revenues for the last fiscal year.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes of ownership in the Company. Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2000, all
Section 16(a) filings required were timely filed.

                      SELECTION OF INDEPENDENT ACCOUNTANTS

         Clark Schaefer conducted the independent audit of the Company for the year ended December 31, 2000, and the Board of Directors has selected Clark Schaefer as the independent accountants of the Company for the fiscal year ended December 31, 2001.

         The Board of Directors is requesting and recommends that the stockholders of the Company ratify the selection of Clark Schaefer as the independent accountants of the Company for the current fiscal year. Management of the Company expects that a representative of Clark Schaefer will be present at the Annual Meeting, and that such representative will have an opportunity, if desired, to make a statement and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF CLARK SCHAEFER AS INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR THE CURRENT FISCAL YEAR.

                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors of the Company is comprised of four directors, all of whom are considered "independent" under Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. The Audit Committee is responsible for overseeing the Company's accounting functions and controls, as well as recommending to the Board of Directors an accounting firm to audit the Company's financial statements. The Audit Committee has adopted a charter to set forth its responsibilities (the "Charter"). A copy of the Charter is attached to this Proxy Statement as Exhibit A.

         As required by the Charter, the Audit Committee received and reviewed the report of Clark Schaefer regarding the results of their audit, as well as the written disclosures and the letter from Clark Schaefer required by Independence Standards Board Standard No. 1. The Audit Committee reviewed the audited financial statements with the management of the Company. A representative of Clark Schaefer also discussed with the Audit Committee the independence of Clark Schaefer from the Company, as well as the matters required to be discussed by Statement of Auditing Standards 61. Discussions between the Audit Committee and the representative of Clark Schaefer included the following:

         o Clark Schaefer's responsibilities in accordance with generally accepted auditing standards
         o The initial selection of, and whether there were any changes in, significant accounting policies or their application
         o    Management's judgments and accounting estimates
         o    Whether there were any significant audit adjustments
         o    Whether there were any disagreements with management
         o    Whether there was any consultation with other accountants
         o Whether there were any major issues discussed with management prior to Clark Schaefer's retention
         o Whether Clark Schaefer encountered any difficulties in performing the audit
         o Clark Schaefer's judgments about the quality of the Company's accounting principles
         o Clark Schaefer's responsibilities for information prepared by management that is included in documents containing audited financial statements

         Based on its review of the financial statements and its discussions with management and the representative of Clark Schaefer, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2000, to be filed with the SEC.

         AUDIT COMMITTEE

                  James E. Cross
                  Richard H. Finan
                  James E. Hoff, S.J.
                  John L. Nolting

                                   AUDIT FEES

         During the year ended December 31, 2000, Clark Schaefer billed the Company $48,747 in fees for professional services in connection with the audit of the Company's annual financial statements and the review of financial statements included in the Company's Forms 10-QSB and 10-KSB.

          FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         During 2000, no fees were incurred by the Company from Clark Schaefer for professional accounting services to design, implement or manage, hardware or software that collects or generates information significant to the Company's financial statements.

                                 ALL OTHER FEES

         During 2000, Clark Schaefer billed the Company $14,075 in fees for services rendered by Clark Schaefer for all accounting services other than the services discussed under the headings AUDIT FEES and FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES above. The majority of these fees were for the preparation of tax returns.

                              STOCKHOLDER PROPOSALS

         To be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal requesting action at such meeting must be received at the Company's main office, 4750 Ashwood Drive, Cincinnati, Ohio 45241, no later than November 23, 2001. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act. In addition, if a stockholder intends to present a proposal at next year's Annual Meeting of Stockholders without including the proposal in the proxy materials related to that meeting, and if the proposal is not received by February 6, 2002, then the proxies designated by the Board of Directors of the Company for next year's Annual Meeting of Stockholders of the Company may vote in their discretion on any such proposal any shares for which they have been appointed proxies without mention of such matter in the proxy statement or on the proxy card for such meeting.

                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, as provided for in the Bylaws of the Company, the holders of the proxies will act in accordance with their best judgment.

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

         The Company's Annual Report to Stockholders, including financial statements, is also enclosed. Any stockholders who have not received a copy of such Annual Report may obtain a copy by writing to the Company. Such Annual Report is not to be treated as part of the proxy solicitation materials, or as having been incorporated herein by reference.

                                         BY ORDER OF THE BOARD OF DIRECTORS

Cincinnati, Ohio                         Thomas H. Siemers
March 23, 2001                           President and Chief Executive Officer

                           FIRST FRANKLIN CORPORATION
                                    EXHIBIT A


                                  AUDIT POLICY

         The Board of Directors and Management of First Franklin Corporation acknowledge the need to safeguard all assets through proper internal control and operating practices. The control function will be guided by approved policies and procedures.

                                 AUDIT COMMITTEE

         The Board of Directors will establish an Audit Committee to oversee the audit and compliance function as described in this policy and to be a link between the independent auditor and Board. This committee will be comprised solely of independent outside Directors, each of whom is financially literate and will report to the full Board on a regular basis. At the conclusion of each annual audit, the Audit Committee shall meet with the independent auditor. At such meeting, the independent auditor shall fully disclose all audit exceptions and all relevant data and information concerning the financial condition, investment practices, and other financial and accounting policies and procedures of First Franklin. A complete record of the proceedings of this meeting shall be kept in the minute book.

         The primary responsibilities of the Committee are:

         1. Selection of independent auditors;

         2. Determining scope of the Audit;

         3. Reviewing the Annual Report and Management Letter of the Auditors;

         4. Reviewing the results of the Audit;

         5. Reviewing the performance of the independent auditor and consulting with the independent auditor out of the presence of management about internal controls and the completeness and accuracy of the Company's financial statements. The Committee's review should include the matters required to be discussed by Statement on Auditing Standards No. 61 (SAS No. 61) and an explanation from the independent auditor of the factors considered by the independent auditor in determining the audit's scope. The independent auditor should confirm that no limitations have been placed on the scope or nature of the audit;

         6. Reviewing the Internal Controls of the Company;

         7. Special Investigations, if deemed appropriate;

         8. Reviewing with Counsel, legal matters that could have significant impact on the Company's Financial Statement;

         9. Establishing and monitoring lines of communication with management, auditors and others;

         10. Any other areas referred to it if deemed appropriate by the Committee. The Committee may choose to investigate any area(s);

         11. Ensuring the Audit Committee receives from the independent auditor a formal written statement delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard 1 ("ISBS No. 1"), and engaging in active dialog with the independent auditor about all disclosed relationships or services that may impact the objectivity and independence of the independent auditor; and

         12. Preparing a report to be included in the Proxy Statement for the Company's annual meeting of shareholders. As required by the regulations of the Securities and Exchange Commission, the report must state whether the Committee has (i) reviewed and discussed the audited financial statements with management;
(ii) discussed with the independent auditor the matters required to be discussed by SAS No. 61; (iii) received and discussed with the independent auditor the matters required by ISBS No. 1; and (iv) recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the last fiscal year. The name of each Committee member must appear below the report.

         This policy also recognizes the role and duties of the independent auditor, appointed by the Board of Directors on an annual basis, to provide counsel to the Board, the Audit Committee, and Management on issues of significance in areas, including accounting policy, safeguarding Company assets, financial management, internal control, and regulatory compliance. This policy also recognizes that the independent auditor is accountable to the Board and the Audit Committee, as representatives of shareholders.

         In addition to the responsibilities cited above, the Audit Committee and/or the Chief Executive Officer, together with the independent auditor, will approve the annual audit plan, and will review financial information, applicable regulatory and accounting changes, and any other documentation deemed by them to be of significance to the audit or compliance function of the Company.

                                 REVOCABLE PROXY
                           FIRST FRANKLIN CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 23, 2001

         The undersigned hereby appoints James E. Hoff, S.J., John L. Nolting and Thomas H. Siemers or any one of them, with full powers of substitution, to act as proxy or proxies for the undersigned to vote all shares of Common Stock of First Franklin Corporation (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting") to be held on April 23, 2001, at the corporate office of the Company located at 4750 Ashwood Drive, Cincinnati, Ohio, at 3:00 p.m., and at any and all adjournments thereof, as follows:

I.       The election of the following directors:

         ____  FOR the nominees listed        ____  WITHHOLD authority to vote
               below (except as otherwise           for all nominees listed below
               indicated)

                               JAMES E. HOFF, S.J.
                                THOMAS H SIEMERS

         (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below).

                  ---------------------------------------------------

                                                                       FOR     AGAINST   ABSTAIN

II.      The ratification of the appointment of Clark,
         Schaefer, Hackett & Co. as the independent
         accountants for the Company for the fiscal year
         ended December 31, 2001.                                      ____      ____      ____

In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.

The Board of Directors recommends a vote "FOR" the nominees listed and "FOR" the ratification of the appointment of the independent accountants.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES AND THE PROPOSITION LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

This proxy shall be deemed terminated and of no further force and effect if the undersigned attends and votes in person at the Annual Meeting or submits a later-dated proxy or written revocation to the Company prior to the commencement of voting at the Annual Meeting.

The undersigned acknowledges receipt from the Company, prior to the execution of this Proxy, of Notice of the Meeting, a Proxy Statement dated March 23, 2001, and a copy of the 2000 Annual Report to Stockholders.


--------------------------------------------------------------------------------


------------------------------               -----------------------------------
Print name of stockholder                    Print name of stockholder


------------------------------               -----------------------------------
Signature of stockholder                     Signature of stockholder

Dated:                       , 2001          Dated:                       , 2001
      -----------------------                      ----------------------

Please sign exactly as your name appears above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

--------------------------------------------------------------------------------

PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

--------------------------------------------------------------------------------